UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2021

Date of reporting period:	December 1, 2020 – November 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam High Yield Fund

**Annual report**
**11 | 30 | 21**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**CLASS A**
PHYIX

Putnam
High Yield
Fund

Annual report
11 | 30 | 21

Message from the Trustees

January 12, 2022

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year as corporate earnings rose. Bonds, on the other hand, had a subpar year amid higher inflation. The asset class is now adjusting to the U.S. Federal Reserve’s November decision to begin tapering its bond purchases.

The Covid-19 pandemic began nearly two years ago, and the emergence of new variants remains a concern. Fortunately, many companies have demonstrated the ability to adapt to this challenge and helped propel an economic recovery. Overall, we believe the economy will be supportive for financial markets in 2022. We expect U.S. gross domestic product to continue to grow this year, which should provide an encouraging backdrop for stocks as well as corporate, mortgage-backed, and municipal bonds.

Putnam investment professionals are actively managing your fund. They are analyzing potential investments, fundamental strengths, and risks, as the firm has done for more than 80 years. Their comments can be found in the interview section of this report.

As always, thank you for investing with Putnam.

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the “lost decade” in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today’s equity markets, high-yield bonds may be worth considering.

The fund’s managers each have more than 25 years of investment experience.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors’ perceptions of the health of the underlying corporate issuer, rather than on rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversifiedp ortfolio.

2 High Yield Fund

Sources: S&P, JPMorgan, as of 12/31/20. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/21. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 High Yield Fund

Paul, how would you describe the high-yield bond market during the reporting period?

Early in the period, news of multiple Covid-19 vaccines stirred hopes of returning to more regularity in the economy, markets, and society in 2021. By the second quarter of 2021, a massive vaccine rollout led to an almost full reopening of the U.S. economy. With things slowly returning to normal, pent-up consumer demand combined with fiscal and monetary stimulus fueled a robust economic rebound.

The latter months of the period brought numerous uncertainties. These included an uptick in Delta-variant coronavirus cases alongside concerns that higher inflation — driven, in part, by surging energy prices — would persist. Investors also began anticipating when the U.S. Federal Reserve would start reducing the vast bond-buying program it launched to help support the economy during the pandemic. Reflecting investors’ expectations of an earlier-than-anticipated start to global monetary tightening, the U.S. Treasury yield curve flattened in October 2021. Short-term yields rose more than longer-term yields. High-yield credit, along with other risk assets,

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Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/21. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/21. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 High Yield Fund

dropped in November 2021 amid concern sparked by the new Omicron Covid-19 variant.

Against this backdrop, the high-yield market began the period strongly, gaining 2% in December 2020. After that, high-yield credit posted steady gains until the final two months of the period. Relative to other asset classes, high-yield bonds performed in line with leveraged loans but substantially outpaced investment-grade corporate credit for the reporting period.

Within the fund’s benchmark, all but two sectors posted gains. Energy [+17%] was the best-performing group by far, powered by a nearly 50% advance in the price of U.S. crude oil. Other outperformers included transportation [+10%], gaming, lodging & leisure [+8%], and metals & mining [+8%]. On the downside, cable & satellite [–3%], broadcasting [–3%], utilities [+1%], and telecommunications [+1%] notably lagged the benchmark. From a credit-rating perspective, lower-quality debt registered the strongest gains, signaling what appeared to be a comfort level with risk as investors sought higher yields.

The fund trailed its benchmark and the average return of its Lipper peer group for the period. What factors had the greatest impact on relative performance?

Lower-than-benchmark exposure to gaming, lodging & leisure and transportation, along with security selection in services, hampered relative performance this period. On the plus side, bond picks in broadcasting, energy, and telecom aided performance versus the benchmark.

In terms of individual holdings, overweight positions in movie theater chain AMC Entertainment Holdings and cable TV provider Altice USA worked against relative performance versus the benchmark. Additionally, not owning two benchmark members, rental car company The Hertz Corporation and oilfield services provider Weatherford International, also dampened the fund’s relative results.

Turning to contributors, overweight allocations in Oasis Petroleum, SM Energy, and Occidental Petroleum added the most value versus the benchmark. All three companies engage in oil and gas exploration and production, and benefited from higher energy prices. An out-of-benchmark holding in private equity investment manager KKR & Co. was another top contributor this period.

What is your outlook for the coming months?

As we close out 2021, we have a positive outlook for high-yield market fundamentals and the overall supply-and-demand backdrop. Our view on valuations is more neutral, given the relative tightness of yield spreads in the market as of period-end. [Spreads are the yield advantage high-yield corporate bonds offer over comparable-maturity U.S. Treasuries.]

Our positive fundamental outlook is underpinned by the ongoing distribution of Covid-19 vaccines. That said, we continue to closely monitor issuers’ balance sheets and liquidity metrics, with an eye toward default risk or a credit-rating downgrade.

As of period-end, U.S. economic growth expectations had moderated somewhat. However, we believe U.S. gross domestic product will continue to grow at a rate above the longer-term trend in 2022. Following robust corporate earnings growth in 2021, market expectations for 2022 were adjusted down to the low double-digit range. Despite decelerating economic and corporate profit growth, credit metrics and ratings continued to improve for high-yield issuers, in our view. Moreover, we believe issuers continued to benefit from strong demand for credit risk.

High Yield Fund 7

All of the aforementioned factors resulted in a very low default rate. Including distressed exchanges, the U.S. high-yield default rate ended the period at 0.38%, meaningfully below the long-term average of 3% to 3.5%, and down from nearly 7% at the beginning of the year.

As for supply/demand dynamics, new issuance of high-yield debt totaled $472.4 billion on a year-to-date [YTD] basis through November 2021, a 13% increase over the same period last year. Roughly two thirds of this year’s new issuance has been used to refinance existing debt. On the demand side, high-yield funds [mutual funds and exchange-traded funds] experienced outflows of $13.8 billion for the YTD period compared with inflows of $45.1 billion during the same period in 2020. However, the asset class experienced three consecutive months of inflows from August through October 2021. Despite the mixed outcome for fund flows, demand from institutional investors for newly issued bonds supports our positive view of market technicals.

From a valuation standpoint, the average spread of the fund’s benchmark tightened slightly during the period and was at 4.3 percentage points over U.S. Treasuries as of period-end, below the long-term average of 6 percentage points. The benchmark’s yield was at 5.2% as of November 30, 2021, close to a record low. Despite tight spreads and relatively low yields, we think the market’s income potential remains attractive in the face of much lower global yields.

How was the fund positioned as of November 30, 2021?

Relative to the benchmark, the portfolio had overweight exposure to the higher- and lower-quality areas of the market and an underweight allocation in mid-tier bonds. From an industry

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8 High Yield Fund

perspective, we favored industrials, energy, health care, diversified media, and chemicals. The fund had underweight exposure to food & beverages; retail; gaming, lodging & leisure; automotive; and services.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (3/25/86)
Before sales charge	7.07%	78.65%	5.97%	29.33%	5.28%	20.76%	6.49%	4.51%
After sales charge	6.95	71.50	5.54	24.16	4.42	15.93	5.05	0.33
Class B (5/16/94)
Before CDSC	6.86	68.00	5.33	24.74	4.52	18.31	5.76	3.68
After CDSC	6.86	68.00	5.33	22.74	4.18	15.31	4.86	–1.32
Class C (3/30/07)
Before CDSC	6.89	68.07	5.33	24.76	4.52	18.23	5.74	3.72
After CDSC	6.89	68.07	5.33	24.76	4.52	18.23	5.74	2.72
Class M (12/1/94)
Before sales charge	6.79	74.38	5.72	27.90	5.04	20.12	6.30	4.32
After sales charge	6.69	68.71	5.37	23.74	4.35	16.22	5.14	0.93
Class R (3/30/07)
Net asset value	6.82	74.39	5.72	27.91	5.05	20.11	6.30	4.32
Class R6 (5/22/18)
Net asset value	7.27	82.90	6.22	30.98	5.55	22.19	6.91	4.82
Class Y (12/31/98)
Net asset value	7.28	83.22	6.24	31.20	5.58	22.03	6.86	4.77

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

10 High Yield Fund

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 11/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
JPMorgan Developed
High Yield Index*	—	95.97%	6.96%	34.88%	6.17%	22.53%	7.01%	5.96%
Lipper High Yield Funds
category average†	7.18%	77.70	5.89	30.28	5.41	20.93	6.52	5.22

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/21, there were 514, 475, 409, 285, and 13 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,800 and $16,807, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,871. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $17,439, $18,290, and $18,322, respectively.

High Yield Fund 11

Fund price and distribution information For the 12-month period ended 11/30/21

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.252		$0.208	$0.209	$0.240		$0.240	$0.276	$0.264
Capital gains	—		—	—	—		—	—	—
Total	$0.252		$0.208	$0.209	$0.240		$0.240	$0.276	$0.264
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
11/30/20	$5.85	$6.09	$5.68	$5.65	$5.82	$6.02	$5.82	$6.19	$6.21
11/30/21	5.86	6.10	5.68	5.65	5.83	6.03	5.83	6.21	6.24
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	4.30%	4.13%	3.59%	3.61%	4.12%	3.98%	4.12%	4.44%	4.23%
Current 30-day
SEC yield[2]	N/A	3.31	2.68	2.68	N/A	3.08	3.19	3.79	3.69

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 High Yield Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (3/25/86)
Before sales charge	7.11%	77.29%	5.89%	29.60%	5.32%	26.13%	8.04%	4.86%
After sales charge	6.99	70.20	5.46	24.42	4.47	21.08	6.58	0.66
Class B (5/16/94)
Before CDSC	6.90	66.73	5.24	24.81	4.53	23.29	7.23	4.04
After CDSC	6.90	66.73	5.24	22.81	4.19	20.29	6.35	-0.96
Class C (3/30/07)
Before CDSC	6.93	66.79	5.25	24.85	4.54	23.46	7.28	4.09
After CDSC	6.93	66.79	5.25	24.85	4.54	23.46	7.28	3.09
Class M (12/1/94)
Before sales charge	6.83	73.07	5.64	28.17	5.09	25.49	7.86	4.67
After sales charge	6.73	67.44	5.29	24.01	4.40	21.41	6.68	1.27
Class R (3/30/07)
Net asset value	6.85	72.79	5.62	27.97	5.06	25.26	7.80	4.50
Class R6 (5/22/18)
Net asset value	7.32	81.79	6.16	31.44	5.62	27.75	8.51	5.31
Class Y (12/31/98)
Net asset value	7.31	81.77	6.16	31.43	5.62	27.14	8.33	5.10

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/20	1.04%	1.79%	1.79%	1.29%	1.29%	0.67%	0.79%
Annualized expense ratio for the
six-month period ended 11/30/21*	1.00%	1.75%	1.75%	1.25%	1.25%	0.65%	0.75%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/21 to 11/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.03	$8.79	$8.79	$6.29	$6.29	$3.27	$3.78
Ending value (after expenses)	$1,005.90	$1,004.00	$1,004.00	$1,006.60	$1,006.60	$1,009.10	$1,009.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/21, use the following calculation method. To find the value of your investment on 6/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.06	$8.85	$8.85	$6.33	$6.33	$3.29	$3.80
Ending value (after expenses)	$1,020.05	$1,016.29	$1,016.29	$1,018.80	$1,018.80	$1,021.81	$1,021.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

14 High Yield Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

High Yield Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. They are only available to individuals purchasing shares of the fund from Japanese distributors that have selling agreements with Putnam Retail Management.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

16 High Yield Fund

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

High Yield Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2021, Putnam employees had approximately $565,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 High Yield Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

High Yield Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

20 High Yield Fund

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least March 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented

High Yield Fund 21

information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also

22 High Yield Fund

noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 508, 463 and 399 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

High Yield Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam High Yield Fund (the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the two years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 10, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

High Yield Fund 25

The fund’s portfolio 11/30/21

CORPORATE BONDS AND NOTES (85.2%)*		Principal amount	Value
Advertising and marketing services (0.9%)
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27		$1,500,000	$1,515,000
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28		1,720,000	1,792,735
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29		1,685,000	1,731,338
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27		4,540,000	4,811,038
			9,850,111
Automotive (1.2%)
Ford Motor Co. sr. unsec. unsub. bonds 3.25%, 2/12/32		725,000	725,092
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31		495,000	504,900
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29		2,210,000	2,446,691
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 2.90%, 2/16/28		1,510,000	1,483,433
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30		5,580,000	5,852,025
General Motors Financial Co., Inc. jr. unsec. sub. FRN 5.75%, perpetual maturity		570,000	608,333
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29		2,260,000	2,293,222
Volkswagen International Finance NV company guaranty jr. unsec. sub. FRN 4.625%, perpetual maturity (Germany)	EUR	300,000	383,610
			14,297,306
Basic materials (6.6%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)		$3,165,000	4,328,138
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29		2,335,000	2,218,612
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26		1,312,000	1,351,360
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29		880,000	864,600
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29		1,796,000	1,926,210
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30		1,700,000	1,780,750
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		1,055,000	1,059,589
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		2,095,000	2,054,504
CF Industries, Inc. company guaranty sr. unsec. bonds 5.15%, 3/15/34		450,000	539,343
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		3,010,000	3,619,525
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27		1,270,000	1,296,988
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)		542,000	547,420
Constellium SE 144A sr. unsec. notes 5.625%, 6/15/28 (France)		1,150,000	1,199,312
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28		945,000	907,200
Diamond BC BV 144A sr. unsec. unsub. notes 4.625%, 10/1/29 (Netherlands)		570,000	557,175

26 High Yield Fund

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Basic materials cont.
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	$1,935,000	$1,988,019
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	2,845,000	2,944,575
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	1,135,000	1,198,520
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	2,562,000	2,671,474
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	1,431,000	1,763,579
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	1,420,000	1,411,295
Graphic Packaging International, LLC 144A sr. unsec. notes 3.50%, 3/15/28	1,075,000	1,064,250
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	3,915,000	3,807,338
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	915,000	895,556
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	555,000	577,555
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	1,790,000	1,713,925
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	1,385,000	1,386,731
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	1,800,000	1,822,500
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes 4.25%, 12/15/25	2,420,000	2,498,650
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24	730,000	751,900
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	1,890,000	1,866,375
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	1,100,000	1,078,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	465,000	448,725
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	1,575,000	1,590,246
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	465,000	464,595
Olympus Water US Holding Corp. 144A sr. notes 4.25%, 10/1/28	1,515,000	1,461,975
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	3,200,000	3,071,968
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28	460,000	447,350
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	890,000	842,545
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	1,695,000	1,563,417
SCIL IV, LLC/SCIL USA Holdings, LLC 144A sr. notes 5.375%, 11/1/26	950,000	954,750
SPCM SA 144A sr. unsec. notes 3.125%, 3/15/27 (France)	460,000	449,650
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	1,535,000	1,558,025

High Yield Fund 27

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Basic materials cont.
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	$2,695,000	$2,708,475
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	2,525,000	2,528,156
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	1,695,000	1,644,150
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	1,650,000	1,637,109
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	1,380,000	1,387,631
		76,449,735
Broadcasting (3.5%)
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	3,465,000	3,395,700
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26	4,059,000	1,785,960
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	1,957,000	410,060
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	965,000	981,936
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	2,250,000	2,202,638
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	1,864,000	1,821,072
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	1,805,000	1,808,863
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	4,345,667	4,568,382
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	1,275,000	1,267,031
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	1,459,000	1,466,295
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27	1,090,000	1,118,286
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	1,145,000	1,039,088
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	3,442,000	3,261,295
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	3,580,000	3,539,725
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	1,340,000	1,421,392
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	1,740,000	1,796,550
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	2,135,000	2,238,868
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	1,286,000	1,379,235
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	2,400,000	2,567,280
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	1,150,000	1,149,207
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	1,805,000	1,837,851
		41,056,714

28 High Yield Fund

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Building materials (1.5%)
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	$2,395,000	$2,415,956
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	1,100,000	1,078,000
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	960,000	927,600
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	1,391,000	1,422,298
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	1,685,000	1,612,882
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	860,000	895,475
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	1,100,000	1,064,844
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	855,000	787,669
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,185,000	2,239,971
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	230,000	231,725
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	2,925,000	3,049,312
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	1,960,000	1,999,200
		17,724,932
Capital goods (7.2%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec. notes 4.875%, 8/15/26	750,000	750,938
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	2,330,000	2,227,445
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	630,000	650,475
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	1,610,000	1,622,075
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	3,390,000	3,466,275
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	1,315,000	1,275,090
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	1,400,000	1,450,820
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	2,981,000	3,067,509
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	295,000	306,063
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	1,315,000	1,357,738
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	840,000	833,700
Canpack SA/Canpack US, LLC 144A company guaranty sr. unsec. notes 3.875%, 11/15/29 (Poland)	2,255,000	2,192,988
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	756,000	789,075
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	1,555,000	1,508,350
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	452,000	438,476
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	1,215,000	1,258,837
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	2,185,000	2,375,095
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	1,452,000	1,482,594
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	560,000	537,600

High Yield Fund 29

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Capital goods cont.
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	$2,940,000	$3,072,300
LSF11 A5 HoldCo., LLC 144A sr. unsec. notes 6.625%, 10/15/29	2,020,000	1,966,975
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	1,155,000	1,117,463
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	2,305,000	2,217,525
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	4,635,000	4,438,013
OT Merger Corp. 144A sr. unsec. notes 7.875%, 10/15/29	3,360,000	3,276,000
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	2,480,000	2,610,200
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	2,904,000	2,686,200
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	3,420,000	3,501,618
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	690,000	688,448
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	5,290,000	5,329,675
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	5,865,000	5,823,417
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	1,607,000	1,719,490
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	1,120,000	1,141,000
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	1,786,000	1,777,070
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	1,380,000	1,419,675
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	164,000	165,052
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	2,335,000	2,271,325
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	1,595,000	1,528,058
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	2,763,000	2,866,613
Vertical Holdco GmbH 144A company guaranty sr. unsec. notes 7.625%, 7/15/28 (Germany)	1,785,000	1,864,129
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	795,000	793,013
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	2,478,000	2,453,220
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	1,400,000	1,522,500
		83,840,122
Commercial and consumer services (2.4%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	1,975,000	1,921,922
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29	1,240,000	1,178,000
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 144A sr. notes 4.625%, 6/1/28 (Luxembourg)	1,050,000	1,015,875
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	1,577,000	1,545,460
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	1,640,000	1,553,900
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	2,375,000	2,369,063

30 High Yield Fund

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Commercial and consumer services cont.
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	$575,000	$571,406
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	2,847,000	2,967,257
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	1,145,000	1,333,925
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R	1,028,000	1,056,270
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	1,130,000	1,069,263
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	2,245,000	2,281,100
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	2,790,000	3,103,875
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	2,190,000	2,266,913
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	3,055,000	3,097,007
		27,331,236
Communication services (7.6%)
Altice Financing SA 144A company guaranty sr. notes 5.00%, 1/15/28 (Luxembourg)	1,515,000	1,416,290
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (Luxembourg)	3,090,000	3,325,829
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (Luxembourg)	3,720,000	3,473,550
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)	1,505,000	1,452,325
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	1,625,000	1,604,688
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)	1,870,000	1,777,211
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	1,560,000	1,553,573
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	9,316,000	9,854,651
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	3,565,000	3,652,806
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	1,090,000	1,098,660
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.00%, 2/1/28	2,680,000	2,760,400
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	804,000	775,860
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	5,465,000	5,678,190
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	1,200,000	1,225,500
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	3,050,000	3,236,813
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	565,000	580,538
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	2,228,000	1,956,518
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	2,049,000	2,018,941
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	2,050,000	2,030,341

High Yield Fund 31

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Communication services cont.
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	$2,630,000	$2,882,980
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	1,145,000	1,182,413
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	3,305,000	3,401,820
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26	704,000	721,016
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	1,694,000	1,716,022
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	1,489,000	1,451,775
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	1,135,000	1,049,875
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	4,203,000	5,188,898
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	2,475,000	2,923,594
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	2,995,000	3,290,756
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	2,755,000	2,665,490
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	786,000	814,610
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	1,135,000	1,095,275
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	3,870,000	4,042,912
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)	1,075,000	1,076,344
Virgin Media Finance PLC 144A sr. unsec. bonds 5.00%, 7/15/30 (United Kingdom)	2,080,000	2,017,600
Vodafone Group PLC jr. unsec. sub. FRB 7.00%, 4/4/79 (United Kingdom)	440,000	529,655
Ziggo Bond Co. BV 144A sr. unsec. notes 6.00%, 1/15/27 (Netherlands)	2,215,000	2,287,929
Ziggo BV 144A company guaranty sr. notes 5.50%, 1/15/27 (Netherlands)	1,105,000	1,137,354
		88,949,002
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.446%, perpetual maturity	270,000	264,168
		264,168
Consumer (0.7%)
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	3,787,000	3,910,078
Scotts Miracle-Gro Co. (The) 144A company guaranty sr. unsec. bonds 4.375%, 2/1/32	1,150,000	1,139,386
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	1,075,000	1,131,567
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	2,175,000	2,088,000
		8,269,031

32 High Yield Fund

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Consumer staples (6.7%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	$1,475,000	$1,409,422
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	1,548,000	1,540,260
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	3,205,000	3,156,925
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	675,000	717,410
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	2,745,000	2,845,604
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	2,010,000	2,145,554
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	760,000	748,600
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	2,210,000	2,209,669
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	5,172,000	5,307,765
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes 8.75%, 10/1/25	1,710,000	1,761,300
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	4,185,000	4,205,925
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	1,185,000	1,251,247
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	875,000	899,063
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	3,640,000	4,510,638
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	2,039,000	2,124,439
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.75%, 4/1/30	1,350,000	1,470,972
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	1,640,000	1,740,450
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	2,710,000	2,693,063
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	1,972,000	2,055,810
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	935,000	881,425
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	476,000	471,835
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	2,130,000	2,161,971
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	1,540,000	1,538,075
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	2,520,000	2,850,750
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	3,395,000	4,063,408
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	1,605,000	1,858,590
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	1,293,000	1,397,546
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	3,430,000	3,673,667
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29	4,395,000	4,473,605
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	2,084,000	2,071,829

High Yield Fund 33

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Consumer staples cont.
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25	$2,788,000	$2,781,030
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	2,113,000	2,215,671
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	2,360,000	2,360,000
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	1,125,000	1,090,879
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	1,080,000	1,138,720
		77,823,117
Energy (oil field) (0.5%)
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	1,200,000	1,242,000
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	1,345,000	1,124,124
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	744,000	755,160
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	1,634,000	1,662,595
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	1,105,000	1,133,277
		5,917,156
Energy (other) (0.1%)
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	740,000	752,950
		752,950
Entertainment (1.5%)
AMC Entertainment Holdings, Inc. 144A company guaranty notes 12.00%, 6/15/26 ‡‡	1,150,000	1,168,688
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 10.50%, 4/15/25	890,000	934,860
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	1,070,000	1,057,128
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	2,445,000	2,316,638
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	3,465,000	3,291,750
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24	910,000	916,215
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	1,550,000	1,592,625
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	1,185,000	1,284,493
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	1,940,000	1,978,800
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	2,265,000	2,383,324
		16,924,521
Financials (9.4%)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	2,690,000	2,717,949
Allstate Corp. (The) unsec. sub. FRB 5.75%, 8/15/53	85,000	89,403
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	4,963,000	7,020,818

34 High Yield Fund

CORPORATE BONDS AND NOTES (85.2%)* cont.		Principal amount	Value
Financials cont.
Ally Financial, Inc. jr. unsec. sub. FRN 4.70%, perpetual maturity		$600,000	$618,750
Ally Financial, Inc. jr. unsec. sub. FRN 4.70%, perpetual maturity		200,000	201,000
American Express Co. jr. unsec. sub. FRN 3.55%, 9/15/26		250,000	246,875
Apollo Management Holdings LP 144A company guaranty unsec. sub. FRB 4.95%, 1/14/50		1,000,000	1,035,308
Ares Finance Co. III, LLC 144A company guaranty unsec. sub. FRB 4.125%, 6/30/51		500,000	513,290
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29		2,710,000	2,798,075
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual maturity (France)		250,000	345,000
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	280,000	316,446
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRN 6.125%, perpetual maturity (Spain)		$600,000	627,000
Banco do Brasil SA/Cayman 144A jr. unsec. sub. FRN 9.00%, perpetual maturity (Brazil)		310,000	324,570
Banco Santander SA jr. unsec. sub. FRN 7.50%, perpetual maturity (Spain)		600,000	643,500
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity		640,000	689,600
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity		1,000,000	1,084,000
Bank of Nova Scotia (The) jr. unsec. sub. FRB 3.625%, 10/27/81 (Canada)		300,000	289,836
Bank of Nova Scotia (The) jr. unsec. sub. FRN 4.90%, perpetual maturity (Canada)		320,000	339,008
Barclays PLC jr. unsec. sub. FRN 8.00%, perpetual maturity (United Kingdom)		460,000	504,160
Blackstone Mortgage Trust, Inc. 144A sr. notes 3.75%, 1/15/27 R		1,281,000	1,261,247
BNP Paribas SA 144A jr. unsec. sub. FRN 7.375%, perpetual maturity (France)		300,000	339,894
Capital One Financial Corp. jr. unsec. sub. FRN 3.95%, perpetual maturity		250,000	245,313
Citigroup, Inc. jr. unsec. sub. FRN 4.00%, perpetual maturity		690,000	688,275
Citizens Financial Group, Inc. jr. unsec. sub. FRN 6.375%, perpetual maturity		320,000	332,000
Cobra AcquisitionCo., LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29		2,346,000	2,316,675
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31		1,660,000	1,539,650
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28		1,150,000	1,075,250
Commerzbank AG FRB Ser. REGS, 7.00%, perpetual maturity (Germany)	EUR	600,000	638,543
Credit Agricole SA 144A jr. unsec. sub. FRN 6.875%, perpetual maturity (France)		$310,000	336,738
Credit Suisse Group AG 144A jr. unsec. sub. FRB 6.375%, perpetual maturity (Switzerland)		560,000	595,700
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)		250,000	264,063
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)		800,000	812,968

High Yield Fund 35

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Financials cont.
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	$1,360,000	$1,385,565
Discover Financial Services jr. unsec. sub. FRN 6.125%, perpetual maturity	230,000	253,184
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R	4,830,000	5,201,997
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	870,000	886,313
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	1,599,000	1,591,005
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	1,631,000	1,619,893
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	1,150,000	1,081,000
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	820,000	902,230
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	675,000	691,497
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	1,320,000	1,353,000
Hartford Financial Services Group, Inc. (The) 144A jr. unsec. sub. FRB (BBA LIBOR USD 3 Month + 2.13%), 2.281%, 2/12/47	550,000	523,875
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	1,145,000	1,043,381
HSBC Holdings PLC jr. unsec. sub. FRN 6.50%, perpetual maturity (United Kingdom)	540,000	591,435
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	2,387,000	2,437,724
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	680,000	678,558
Huntington Bancshares, Inc. jr. unsec. sub. FRN 4.45%, perpetual maturity	250,000	266,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24	920,000	923,459
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	1,044,000	1,072,710
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	1,815,000	1,840,991
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	2,640,000	2,554,200
ING Groep NV jr. unsec. sub. FRN 5.75%, perpetual maturity (Netherlands)	540,000	576,115
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB 7.70%, perpetual maturity (Italy)	610,000	672,068
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	425,000	426,859
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	1,810,000	1,868,825
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	3,007,000	3,107,103
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	2,388,000	2,417,850
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	800,000	847,000
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	400,000	392,500
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%, perpetual maturity	1,000,000	1,030,000
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	1,612,000	1,603,940
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	600,000	603,060

36 High Yield Fund

CORPORATE BONDS AND NOTES (85.2%)* cont.		Principal amount	Value
Financials cont.
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		$2,245,000	$2,230,969
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. FRB 4.125%, 12/15/51		300,000	298,500
Lloyds Banking Group PLC jr. unsec. sub. FRN 7.50%, perpetual maturity (United Kingdom)		600,000	681,744
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/29		1,390,000	1,395,824
M&T Bank Corp. jr. unsec. sub. FRN 3.50%, 9/1/26		250,000	241,188
MetLife, Inc. 144A jr. unsec. sub. bonds 9.25%, 4/8/38		350,000	523,250
Morgan Stanley jr. unsec. sub. FRN 5.875%, perpetual maturity		760,000	857,005
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31		2,415,000	2,356,955
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		1,833,000	1,826,126
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30		690,000	663,263
OneMain Finance Corp. company guaranty sr. unsec. notes 4.00%, 9/15/30		1,160,000	1,119,400
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26		1,090,000	1,225,122
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28		1,185,000	1,312,589
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		2,295,000	2,415,132
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31		1,055,000	1,025,249
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		2,065,000	2,075,325
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26		3,520,000	3,599,200
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25		3,860,000	3,860,000
Prudential Financial, Inc. jr. unsec. sub. FRB 3.70%, 10/1/50		520,000	531,856
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%, perpetual maturity (United Kingdom)		590,000	683,663
Societe Generale SA 144A jr. unsec. sub. FRN 4.75%, perpetual maturity (France)		1,865,000	1,885,981
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)		570,000	595,094
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		1,620,000	1,680,268
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 19.436%, perpetual maturity (Netherlands)	EUR	220,000	339,323
Swiss Re Finance Luxembourg SA 144A company guaranty unsec. sub. FRB 5.00%, 4/2/49 (Luxembourg)		$400,000	446,000
Truist Financial Corp. jr. unsec. sub. FRN 5.125%, perpetual maturity		570,000	608,418
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		510,000	565,374

High Yield Fund 37

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Financials cont.
UniCredit SpA jr. unsec. sub. FRN 8.00%, perpetual maturity (Italy)	$460,000	$496,800
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	1,952,000	1,956,880
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	470,000	509,950
		109,300,939
Gaming and lottery (2.3%)
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	1,105,000	1,121,575
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	2,250,000	2,237,625
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	530,000	567,100
Caesars Entertainment, Inc. 144A sr. notes 6.25%, 7/1/25	3,600,000	3,743,208
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	815,000	794,625
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	2,890,000	2,957,279
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	690,000	698,722
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	3,545,000	3,911,287
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	1,030,000	1,094,566
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	770,000	763,263
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	2,250,000	2,250,000
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	2,998,000	2,938,879
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	2,760,000	2,697,900
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	665,000	692,943
		26,468,972
Health care (7.9%)
180 Medical, Inc. 144A company guaranty sr. unsec. notes 3.875%, 10/15/29	945,000	928,463
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	3,120,000	2,422,056
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	2,090,000	1,982,888
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	1,645,000	1,491,069
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25	3,690,000	3,726,900
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	910,000	780,325
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	1,835,000	1,807,475
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	1,025,000	1,023,357
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	4,840,000	5,166,700
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	2,230,000	2,238,363
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	1,015,000	1,003,581
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	1,115,000	1,165,175

38 High Yield Fund

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	$225,000	$234,281
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	905,000	929,888
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	1,675,000	1,570,313
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	2,345,000	2,304,836
CHS/Community Health Systems, Inc. 144A sr. notes 6.625%, 2/15/25	2,265,000	2,346,993
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	3,850,000	4,403,900
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty notes 9.50%, 7/31/27 (Ireland)	699,000	703,809
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	963,000	736,695
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	905,000	882,375
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	1,065,000	1,065,000
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	2,325,000	2,594,584
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	2,005,000	2,087,155
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	3,987,000	4,062,036
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	3,291,000	3,118,223
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	785,000	775,188
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	1,815,000	1,812,731
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	675,000	671,760
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	3,480,000	3,472,013
Organon Finance 1, LLC 144A sr. unsec. notes 5.125%, 4/30/31	985,000	1,005,931
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	531,000	556,769
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	2,610,000	2,645,437
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	3,210,000	3,418,650
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	1,850,000	1,766,750
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	1,150,000	1,147,125
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	4,410,000	4,528,320
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	4,390,000	4,488,775
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	2,750,000	2,722,500
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)	955,000	1,019,463
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	4,505,000	4,823,121
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	1,240,000	1,289,284
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	5,215,000	5,098,184
		92,018,441

High Yield Fund 39

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Homebuilding (0.8%)
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	$2,300,000	$2,285,625
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	3,070,000	3,187,827
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	2,045,000	2,068,006
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	455,000	487,988
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	1,070,000	1,173,292
		9,202,738
Industrial (0.1%)
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/15/29	1,230,000	1,193,100
		1,193,100
Lodging/Tourism (0.7%)
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	2,138,000	2,223,520
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	2,545,000	2,611,806
MGM Resorts International company guaranty sr. unsec. notes 6.00%, 3/15/23	425,000	442,480
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	2,680,000	2,674,077
		7,951,883
Media (0.8%)
Lions Gate Capital Holdings, LLC 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	3,180,000	3,219,750
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,664,000	1,684,800
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	1,730,000	1,765,949
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	1,220,000	1,179,789
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31	1,220,000	1,183,400
		9,033,688
Oil and gas (11.3%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	1,275,000	1,365,385
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	650,000	720,688
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	626,000	686,472
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	650,000	670,313
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	1,236,000	1,340,145
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	310,000	330,150
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	795,000	840,713
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	3,198,000	3,370,724

40 High Yield Fund

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Oil and gas cont.
BP Capital Markets PLC company guaranty unsec. sub. FRN 4.875%, perpetual maturity (United Kingdom)	$490,000	$527,363
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	2,760,000	2,656,500
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	1,160,000	1,238,973
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	1,655,000	1,620,295
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	3,560,000	3,524,400
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	2,495,000	2,445,100
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	3,345,000	3,411,900
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	230,000	222,813
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	691,000	708,275
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	2,305,000	2,308,619
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	852,000	886,080
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	1,680,000	1,864,800
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	2,638,000	3,072,690
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	4,370,000	4,232,127
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	1,990,000	2,001,781
DCP Midstream LP jr. unsec. sub. FRN 7.375%, perpetual maturity	226,000	223,740
DCP Midstream Operating LP company guaranty sr. unsec. sub. notes 5.125%, 5/15/29	610,000	676,429
DCP Midstream Operating LP company guaranty sr. unsec. unsub. notes 5.375%, 7/15/25	70,000	74,683
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	3,143,000	4,148,760
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	1,665,000	2,333,279
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	1,170,000	1,661,400
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	917,000	1,153,767
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	920,000	914,250
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	690,000	685,688
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	3,099,000	3,122,243
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	4,340,000	4,513,600
EnLink Midstream Partners LP jr. unsec. sub. FRN 6.00%, perpetual maturity	500,000	395,000
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	2,970,000	3,044,250
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	1,280,000	1,615,373
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	225,000	246,375

High Yield Fund 41

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Oil and gas cont.
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	$335,000	$343,375
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	1,065,000	1,088,963
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	905,000	875,633
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	2,456,000	2,511,260
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	3,104,000	3,088,480
ITT Holdings, LLC 144A sr. unsec. notes 6.50%, 8/1/29	2,515,000	2,435,124
MPLX LP jr. unsec. sub. FRN 6.875%, perpetual maturity	260,000	261,300
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	985,000	847,100
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	934,000	967,858
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	1,145,000	1,176,488
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	1,465,000	1,757,517
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	580,000	675,874
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	3,269,000	3,873,765
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	6,688,000	8,304,757
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	475,000	606,002
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	1,701,000	2,173,184
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	490,000	623,235
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	855,000	1,124,579
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	2,090,000	1,949,730
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	3,250,000	3,250,000
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	520,000	505,700
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	1,590,000	1,637,700
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	2,628,000	2,652,546
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	990,000	994,950
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	975,000	977,438
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	1,980,000	1,999,800
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	925,000	1,011,386
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	2,755,000	2,868,644
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	4,030,000	4,150,900
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 7.50%, 10/1/25	565,000	600,313
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	1,615,000	1,595,842

42 High Yield Fund

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Oil and gas cont.
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	$2,529,000	$2,468,936
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	320,000	330,845
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.50%, 9/15/79 (Canada)	320,000	339,200
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	1,007,680	977,450
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	1,692,000	1,607,400
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	1,935,000	1,818,900
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. bonds 3.875%, 11/1/33	1,285,000	1,288,213
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	965,000	993,950
		131,609,480
Publishing (1.1%)
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	2,730,000	2,757,300
Mav Acquisition Corp. 144A sr. notes 5.75%, 8/1/28	2,860,000	2,759,900
Mav Acquisition Corp. 144A sr. unsec. notes 8.00%, 8/1/29	2,930,000	2,858,069
Meredith Corp. company guaranty sr. notes 6.50%, 7/1/25	1,110,000	1,180,763
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	2,875,000	2,825,421
		12,381,453
Retail (0.9%)
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	230,000	231,464
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	455,000	457,873
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	1,186,000	1,417,270
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	2,557,000	2,844,663
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	277,000	336,555
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	1,030,000	1,142,641
PetSmart Inc/PetSmart Finance Corp. 144A company guaranty sr. notes 4.75%, 2/15/28	1,180,000	1,194,284
PetSmart Inc/PetSmart Finance Corp. 144A company guaranty sr. unsec. notes 7.75%, 2/15/29	1,815,000	1,939,781
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	1,395,000	1,374,075
		10,938,606
Technology (4.1%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	3,545,000	3,540,037
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	1,110,000	1,098,900
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	1,100,000	1,110,670
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	1,755,000	1,712,880

High Yield Fund 43

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Technology cont.
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	$1,225,000	$1,283,347
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	1,820,000	1,897,350
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	2,425,000	2,374,681
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	1,005,000	1,028,055
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	1,654,000	1,620,920
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	2,054,000	1,980,754
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes 8.50%, 4/15/24	2,405,000	2,373,927
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	1,065,000	1,130,384
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	3,927,000	3,949,718
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	2,347,000	2,437,888
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	1,675,000	1,695,938
ON Semiconductor Corp. 144A company guaranty sr. unsec. notes 3.875%, 9/1/28	1,095,000	1,114,042
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	2,542,000	2,289,783
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	4,050,000	3,822,188
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	935,000	971,231
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	1,705,000	1,649,588
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	1,200,000	1,191,000
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	2,270,000	2,283,484
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	1,265,000	1,366,086
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	3,605,000	3,527,213
		47,450,064
Textiles (0.6%)
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 5/15/26	1,155,000	1,233,194
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	2,165,000	2,251,600
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	1,015,000	1,012,463
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	2,705,000	2,748,956
		7,246,213
Toys (0.2%)
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	1,695,000	1,734,183
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	460,000	466,918
		2,201,101

44 High Yield Fund

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Transportation (1.4%)
Air Canada 144A sr. notes 3.875%, 8/15/26 (Canada)	$235,000	$234,706
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	2,255,000	2,351,706
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	2,255,000	2,302,919
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	3,295,000	3,610,444
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	890,000	885,265
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	890,000	893,542
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	6,255,000	6,554,364
		16,832,946
Utilities and power (3.2%)
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	1,088,000	1,071,299
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	922,000	904,394
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	890,000	863,496
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,223,000	1,251,193
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	3,345,000	3,326,786
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	455,000	437,778
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	225,000	215,438
CenterPoint Energy, Inc. jr. unsec. sub. FRN 6.125%, perpetual maturity	330,000	343,976
Colorado Interstate Gas Co., LLC company guaranty sr. unsec. notes 6.85%, 6/15/37	4,677,000	6,176,881
Dominion Energy, Inc. jr. unsec. sub. FRN 4.65%, perpetual maturity	320,000	334,400
Duke Energy Corp. jr. unsec. sub. FRB 3.25%, 1/15/82	350,000	338,809
Electricite De France SA 144A jr. unsec. sub. FRN 5.625%, perpetual maturity (France)	240,000	252,300
Emera, Inc. jr. unsec. sub. FRB 6.75%, 6/15/76 (Canada)	450,000	526,838
Enbridge, Inc. unsec. sub. FRB 6.00%, 1/15/77 (Canada)	320,000	346,712
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	6,451,000	6,027,621
Energy Transfer LP jr. unsec. sub. FRN 6.50%, perpetual maturity	200,000	204,500
Energy Transfer LP jr. unsec. sub. FRN 6.25%, perpetual maturity	330,000	293,700
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec. sub. FRB 5.65%, 5/1/79	450,000	516,022
NiSource, Inc. jr. unsec. sub. FRN 5.65%, perpetual maturity	500,000	513,750
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	178,000	184,008
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	3,470,000	3,330,680
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	983,000	1,018,978
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	2,215,000	2,248,652
Southern Co. (The) jr. unsec. sub. FRB 3.75%, 9/15/51	500,000	494,250
Vistra Corp. 144A jr. unsec. sub. FRN 8.00%, 10/15/51	100,000	104,750
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	1,330,000	1,365,770

High Yield Fund 45

CORPORATE BONDS AND NOTES (85.2%)* cont.	Principal amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	$3,590,000	$3,678,027
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	1,430,000	1,445,101
		37,816,109
Total corporate bonds and notes (cost $980,531,022)		$991,095,834

SENIOR LOANS (8.2%)*c	Principal amount	Value
Basic materials (0.9%)
Alpha 3 BV bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/5/28	$1,321,688	$1,317,762
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	3,723,290	3,683,698
Herens US Holdco Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 4/30/28	159,600	159,346
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	1,477,575	1,426,791
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	2,186,271	2,156,757
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.092%, 10/1/25	1,407,890	1,388,827
TMS International Corp./DE bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 8/14/24	684,825	681,401
		10,814,582
Capital goods (1.0%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.59%, 4/1/28	1,700,738	1,694,972
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.349%, 4/3/24	2,132,880	2,088,623
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.341%, 4/30/26	1,352,333	1,333,738
Filtration Group Corp. bank term loan FRN (1 Month US LIBOR + 3.50%), 4.00%, 10/19/28	375,000	372,750
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/28	2,707,838	2,696,844
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	1,454,571	1,416,839
TK Elevator US Newco, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	1,132,163	1,127,736
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.838%, 3/2/27	820,047	812,289
		11,543,791
Communication services (0.4%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.34%, 1/30/29	1,390,000	1,375,238
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.34%, 7/31/27	922,682	909,303
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	2,330,000	2,324,175
		4,608,716

46 High Yield Fund

SENIOR LOANS (8.2%)*c cont.	Principal amount	Value
Consumer cyclicals (1.6%)
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.09%, 4/22/26	$2,146,005	$1,923,121
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	1,717,650	1,708,753
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.629%, 8/21/26	3,155,600	3,083,715
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 4/12/28	1,273,852	1,268,120
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	2,063,729	2,059,870
Golden Nugget, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 12.00%), 13.00%, 10/4/23	635,000	673,100
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	1,399,813	1,389,748
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.09%, 5/1/26	873,791	862,327
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	1,915,000	1,570,300
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	1,305,183	1,234,220
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.59%, 12/17/26	1,901,283	1,877,041
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	1,217,320	1,214,276
		18,864,591
Consumer staples (0.8%)
Ascend Learning, LLC bank term loan FRN (1 Month US LIBOR + 5.75%), 6.25%, 11/18/29	1,570,000	1,572,622
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	3,241,841	3,190,685
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	808,888	804,989
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 4.25%), 5.00%, 11/4/28	4,005,000	3,987,498
		9,555,794
Energy (0.5%)
ChampionX Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 5.00%), 6.00%, 6/3/27	2,690,625	2,720,679
CQP Holdco LP bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	2,733,150	2,719,047
		5,439,726
Financials (0.1%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	1,632,349	1,624,057
		1,624,057
Health care (1.3%)
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 10/5/25	4,386,850	4,353,949
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	2,545,620	2,538,950

High Yield Fund 47

SENIOR LOANS (8.2%)*c cont.	Principal amount	Value
Health care cont.
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	$2,648,363	$2,642,510
Ortho-Clinical Diagnostics, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.08%, 6/30/25	1,959,161	1,946,426
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	3,402,847	3,296,508
		14,778,343
Technology (1.3%)
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	3,141,263	3,109,284
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	1,145,000	1,168,473
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	1,836,450	1,827,268
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	1,682,288	1,677,375
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	2,640,000	2,628,226
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	1,152,113	1,144,555
UKG, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 6.75%), 7.50%, 5/3/27	785,000	790,888
UKG, Inc. bank term loan FRN (1 Month US LIBOR + 5.25%), 5.75%, 5/3/27	635,000	636,784
UKG, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 5/3/26	2,430,496	2,416,059
		15,398,912
Transportation (0.3%)
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	1,055,000	1,082,251
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	2,218,850	2,209,597
		3,291,848
Total senior loans (cost $96,106,757)		$95,920,360

CONVERTIBLE BONDS AND NOTES (1.3%)*	Principal amount	Value
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	$90,000	$102,555
Avalara, Inc. 144A cv. sr. unsec. notes 0.25%, 8/1/26	1,796,000	1,707,996
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	70,000	103,919
Cable One, Inc. 144A company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	70,000	69,605
Cloudflare, Inc. 144A cv. sr. unsec. notes zero %, 8/15/26	78,000	96,233
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	120,000	122,400
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	83,000	100,067
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	1,313,000	1,210,260
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	50,000	50,114
Expedia Group, Inc. 144A company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	100,000	107,200
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)	1,460,000	1,470,950
Ford Motor Co. 144A cv. sr. unsec. notes zero %, 3/15/26	88,000	114,070

48 High Yield Fund

CONVERTIBLE BONDS AND NOTES (1.3%)* cont.	Principal amount	Value
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	$60,000	$59,288
Microchip Technology, Inc. cv. sr. unsec. sub. notes 1.625%, 2/15/27	516,000	1,230,618
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	870,000	1,256,280
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	2,830,000	2,426,725
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	110,000	127,600
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	999,000	1,368,390
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	76,000	141,550
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/15/26	100,000	95,650
Royal Caribbean Cruises, Ltd. cv. sr. unsec. notes 4.25%, 6/15/23	70,000	83,354
Shift4 Payments, Inc. 144A cv. sr. unsec. sub. notes zero %, 12/15/25	80,000	79,219
Shopify, Inc. cv. sr. unsec. notes 0.125%, 11/1/25 (Canada)	60,000	76,463
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	49,000	54,807
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	74,000	99,391
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	1,015,000	959,810
Square, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	90,000	100,181
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	97,000	88,189
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	1,009,000	905,761
Twitter, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	80,000	71,088
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	70,000	81,970
Total convertible bonds and notes (cost $14,127,522)		$14,561,703

COMMON STOCKS (1.1%)*	Shares	Value
Altice USA, Inc. Class A †	54,455	$862,567
Clarivate PLC (United Kingdom) †	550	12,837
General Motors Co. †	23,615	1,366,600
iHeartMedia, Inc. Class A †	72,259	1,416,999
MWO Holdings, LLC (Units) F	918	2,341
Oasis Petroleum, Inc.	33,682	4,038,472
Ortho Clinical Diagnostics Holdings PLC †	90,637	1,734,792
PulteGroup, Inc.	38,090	1,905,643
Sirius XM Holdings, Inc.	159,600	973,560
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	104,590	140,151
Tribune Media Co. Class 1C	297,958	2,980
Total common stocks (cost $11,069,205)		$12,456,942

CONVERTIBLE PREFERRED STOCKS (1.0%)*	Shares	Value
Aptiv PLC $5.50 cv. pfd.	6,945	$1,242,086
Becton Dickinson and Co. $3.00 cv. pfd.	2,500	126,900
Broadcom, Inc. 8.00% cv. pfd.	1,800	3,132,378
Clarivate PLC $5.25 cv. pfd. (United Kingdom)	11,895	1,069,480
Danaher Corp. 5.00% cv. pfd.	107	182,864
Danaher Corp. 4.75% cv. pfd.	850	1,829,880
DTE Energy Co. $3.13 cv. pfd.	2,100	101,641
KKR & Co., Inc. $3.00 cv. pfd.	17,508	1,619,140
PG&E Corp. $5.50 cv. pfd.	19,455	2,202,544

High Yield Fund 49

CONVERTIBLE PREFERRED STOCKS (1.0%)* cont.	Shares	Value
Southern Co. (The) $3.38 cv. pfd.	2,000	$100,100
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	94	93,509
Total convertible preferred stocks (cost $9,464,754)		$11,700,522

PREFERRED STOCKS (0.0%)*	Shares	Value
PennyMac Mortgage Investment Trust Ser. A, $2.031 pfd. ARP R	4,000	$103,120
Total preferred stocks (cost $106,000)		$103,120

WARRANTS (0.0%)* †	Expiration date	Strike price	Warrants	Value
Guaranteed Rate, Inc. F	3/1/23	$0.01	868	$43
Total warrants (cost $43)				$43

SHORT-TERM INVESTMENTS (1.4%)*	Shares	Value
Putnam Short Term Investment Fund Class P 0.10% L	16,734,744	$16,734,744
Total short-term investments (cost $16,734,744)		$16,734,744

TOTAL INVESTMENTS
Total investments (cost $1,128,140,047)	$1,142,573,268

Key to holding’s currency abbreviations
EUR	Euro

Key to holding’s abbreviations
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2020 through November 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,163,748,249.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

50 High Yield Fund

[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/21 (aggregate face value $1,113,394)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Euro	Sell	12/15/21	$1,063,238	$1,113,394	$50,156
Unrealized appreciation						50,156
Unrealized (depreciation)						—
Total						$50,156
* The exchange currency for all contracts listed is the United States Dollar.

High Yield Fund 51

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$862,567	$—	$—
Consumer cyclicals	5,662,802	2,980	—
Energy	4,038,472	—	2,341
Health care	1,734,792	—	—
Technology	12,837	—	—
Utilities and power	—	140,151	—
Total common stocks	12,311,470	143,131	2,341
Convertible bonds and notes	—	14,561,703	—
Convertible preferred stocks	—	11,700,522	—
Corporate bonds and notes	—	991,095,834	—
Preferred stocks	103,120	—	—
Senior loans	—	95,920,360	—
Warrants	—	—	43
Short-term investments	—	16,734,744	—
Totals by level	$12,414,590	$1,130,156,294	$2,384

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$50,156	$—
Totals by level	$—	$50,156	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

52 High Yield Fund

Statement of assets and liabilities 11/30/21

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,111,405,303)	$1,125,838,524
Affiliated issuers (identified cost $16,734,744) (Note 5)	16,734,744
Cash	64,053
Dividends, interest and other receivables	15,768,305
Receivable for shares of the fund sold	5,424,532
Receivable for investments sold	17,198,127
Unrealized appreciation on forward currency contracts (Note 1)	50,156
Prepaid assets	37,872
Total assets	1,181,116,313

LIABILITIES
Payable for investments purchased	6,909,275
Payable for shares of the fund repurchased	8,165,703
Payable for compensation of Manager (Note 2)	545,699
Payable for custodian fees (Note 2)	6,214
Payable for investor servicing fees (Note 2)	294,082
Payable for Trustee compensation and expenses (Note 2)	767,506
Payable for administrative services (Note 2)	3,386
Payable for distribution fees (Note 2)	393,391
Other accrued expenses	282,808
Total liabilities	17,368,064

Net assets	$1,163,748,249

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,242,204,373
Total distributable earnings (Note 1)	(78,456,124)
Total — Representing net assets applicable to capital shares outstanding	$1,163,748,249

(Continued on next page)

High Yield Fund 53

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($808,040,947 divided by 137,780,344 shares)	$5.86
Offering price per class A share (100/96.00 of $5.86)*	$6.10
Net asset value and offering price per class B share ($3,306,233 divided by 582,008 shares)**	$5.68
Net asset value and offering price per class C share ($12,762,277 divided by 2,259,045 shares)**	$5.65
Net asset value and redemption price per class M share
($52,676,215 divided by 9,034,327 shares)	$5.83
Offering price per class M share (100/96.75 of $5.83)†	$6.03
Net asset value, offering price and redemption price per class R share
($16,485,143 divided by 2,828,848 shares)	$5.83
Net asset value, offering price and redemption price per class R6 share
($18,888,437 divided by 3,039,896 shares)	$6.21
Net asset value, offering price and redemption price per class Y share
($251,588,997 divided by 40,346,657 shares)	$6.24

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

54 High Yield Fund

Statement of operations Year ended 11/30/21

INVESTMENT INCOME
Interest (including interest income of $41,369 from investments in affiliated issuers) (Note 5)	$63,703,534
Dividends (net of foreign tax of $35)	974,802
Total investment income	64,678,336

EXPENSES
Compensation of Manager (Note 2)	6,832,952
Investor servicing fees (Note 2)	1,864,801
Custodian fees (Note 2)	26,195
Trustee compensation and expenses (Note 2)	50,976
Distribution fees (Note 2)	2,650,703
Administrative services (Note 2)	31,818
Other	563,539
Total expenses	12,020,984
Expense reduction (Note 2)	(2,081)
Net expenses	12,018,903

Net investment income	52,659,433

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	26,848,902
Foreign currency transactions (Note 1)	25,005
Forward currency contracts (Note 1)	98,315
Total net realized gain	26,972,222
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(23,520,878)
Assets and liabilities in foreign currencies	(1,812)
Forward currency contracts	22,197
Total change in net unrealized depreciation	(23,500,493)

Net gain on investments	3,471,729

Net increase in net assets resulting from operations	$56,131,162

The accompanying notes are an integral part of these financial statements.

High Yield Fund 55

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 11/30/21	Year ended 11/30/20
Operations
Net investment income	$52,659,433	$58,939,107
Net realized gain (loss) on investments
and foreign currency transactions	26,972,222	(16,349,392)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(23,500,493)	22,510,032
Net increase in net assets resulting from operations	56,131,162	65,099,747
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(35,365,502)	(41,739,328)
Class B	(155,204)	(318,631)
Class C	(551,575)	(1,061,708)
Class M	(2,230,613)	(2,551,827)
Class R	(704,435)	(859,650)
Class R6	(782,726)	(749,683)
Class Y	(12,191,080)	(13,517,208)
Decrease from capital share transactions (Note 4)	(101,861,879)	(100,511,526)
Total decrease in net assets	(97,711,852)	(96,209,814)

NET ASSETS
Beginning of year	1,261,460,101	1,357,669,915
End of year	$1,163,748,249	$1,261,460,101

The accompanying notes are an integral part of these financial statements.

56 High Yield Fund

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High Yield Fund 57

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
November 30, 2021	$5.85	.25	.01	.26	(.25)	(.25)	$5.86	4.51	$808,041	1.01	4.21	48
November 30, 2020	5.82	.26	.04	.30	(.27)	(.27)	5.85	5.57	839,550	1.03	4.66	46
November 30, 2019	5.59	.28	.24	.52	(.29)	(.29)	5.82	9.46	896,789	1.02	4.94	37
November 30, 2018	5.93	.30	(.35)	(.05)	(.29)	(.29)	5.59	(.94)	898,320	1.03	5.20	33
November 30, 2017	5.78	.30	.16	.46	(.31)	(.31)	5.93	8.11	1,054,712	1.04[d]	5.12	47
Class B
November 30, 2021	$5.68	.20	.01	.21	(.21)	(.21)	$5.68	3.68	$3,306	1.76	3.48	48
November 30, 2020	5.65	.22	.04	.26	(.23)	(.23)	5.68	4.95	5,637	1.78	3.94	46
November 30, 2019	5.43	.24	.23	.47	(.25)	(.25)	5.65	8.73	10,087	1.77	4.22	37
November 30, 2018	5.77	.25	(.35)	(.10)	(.24)	(.24)	5.43	(1.74)	14,151	1.78	4.46	33
November 30, 2017	5.63	.25	.15	.40	(.26)	(.26)	5.77	7.30	21,868	1.79[d]	4.41	47
Class C
November 30, 2021	$5.65	.20	.01	.21	(.21)	(.21)	$5.65	3.72	$12,762	1.76	3.48	48
November 30, 2020	5.62	.21	.05	.26	(.23)	(.23)	5.65	4.99	20,415	1.78	3.92	46
November 30, 2019	5.41	.23	.23	.46	(.25)	(.25)	5.62	8.58	30,768	1.77	4.22	37
November 30, 2018	5.74	.25	(.33)	(.08)	(.25)	(.25)	5.41	(1.55)	37,341	1.78	4.46	33
November 30, 2017	5.61	.25	.15	.40	(.27)	(.27)	5.74	7.18	56,274	1.79[d]	4.37	47
Class M
November 30, 2021	$5.82	.23	.02	.25	(.24)	(.24)	$5.83	4.32	$52,676	1.26	3.96	48
November 30, 2020	5.79	.25	.04	.29	(.26)	(.26)	5.82	5.37	55,549	1.28	4.41	46
November 30, 2019	5.56	.27	.24	.51	(.28)	(.28)	5.79	9.28	59,320	1.27	4.67	37
November 30, 2018	5.91	.29	(.36)	(.07)	(.28)	(.28)	5.56	(1.32)	79,376	1.28	4.96	33
November 30, 2017	5.76	.29	.16	.45	(.30)	(.30)	5.91	7.90	89,239	1.29[d]	4.94	47
Class R
November 30, 2021	$5.82	.23	.02	.25	(.24)	(.24)	$5.83	4.32	$16,485	1.26	3.96	48
November 30, 2020	5.79	.25	.04	.29	(.26)	(.26)	5.82	5.35	17,059	1.28	4.42	46
November 30, 2019	5.56	.27	.24	.51	(.28)	(.28)	5.79	9.28	23,954	1.27	4.69	37
November 30, 2018	5.90	.29	(.35)	(.06)	(.28)	(.28)	5.56	(1.15)	27,080	1.28	4.95	33
November 30, 2017	5.76	.29	.15	.44	(.30)	(.30)	5.90	7.74	28,817	1.29[d]	4.93	47
Class R6
November 30, 2021	$6.19	.29	.01	.30	(.28)	(.28)	$6.21	4.82	$18,888.66		4.55	48
November 30, 2020	6.14	.30	.05	.35	(.30)	(.30)	6.19	6.04	16,039.67		5.02	46
November 30, 2019	5.88	.32	.25	.57	(.31)	(.31)	6.14	9.94	15,255.66		5.27	37
November 30, 2018†	6.07	.18	(.21)	(.03)	(.16)	(.16)	5.88	(.60)*	13,611	.35*	2.95*	33

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58 High Yield Fund	High Yield Fund 59

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
November 30, 2021	$6.21	.28	.01	.29	(.26)	(.26)	$6.24	4.77	$251,589.76		4.46	48
November 30, 2020	6.15	.29	.06	.35	(.29)	(.29)	6.21	5.98	307,210.78		4.91	46
November 30, 2019	5.88	.31	.26	.57	(.30)	(.30)	6.15	9.89	321,497.77		5.16	37
November 30, 2018	6.22	.33	(.37)	(.04)	(.30)	(.30)	5.88	(.71)	247,593.78		5.46	33
November 30, 2017	6.05	.33	.16	.49	(.32)	(.32)	6.22	8.28	355,378	.79[d]	5.37	47

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

60 High Yield Fund	High Yield Fund 61

Notes to financial statements 11/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2020 through November 30, 2021.

Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class M, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

62 High Yield Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

High Yield Fund 63

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement

64 High Yield Fund

of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At November 30, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$422,638	$103,103,809	$103,526,447

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,390,824

High Yield Fund 65

to increase undistributed net investment income, $21,080 to increase paid-in capital and $2,411,904 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$37,184,773
Unrealized depreciation	(22,553,726)
Net unrealized appreciation	14,631,047
Undistributed ordinary income	10,447,141
Capital loss carryforward	(103,526,447)
Cost for federal income tax purposes	$1,127,992,377

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,
0.670%	of the next $5 billion,	0.500%	of the next $50 billion,
0.620%	of the next $10 billion,	0.490%	of the next $100 billion and
0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.551% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

66 High Yield Fund

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,271,282	Class R	26,403
Class B	6,633	Class R6	8,922
Class C	23,309	Class Y	444,642
Class M	83,610	Total	$1,864,801

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,081 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $803, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,092,782
Class B	1.00%	1.00%	43,421
Class C	1.00%	1.00%	152,416
Class M	1.00%	0.50%	275,230
Class R	1.00%	0.50%	86,854
Total			$2,650,703

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $56,839 and $0 from the sale of class A and class M shares, respectively, and received $1,205 and $106 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $264 on class A redemptions.

High Yield Fund 67

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$572,048,988	$645,789,464
U.S. government securities (Long-term)	—	—
Total	$572,048,988	$645,789,464

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	31,193,899	$185,523,487	35,431,385	$199,500,217
Shares issued in connection with
reinvestment of distributions	5,351,631	31,764,167	6,739,814	37,434,061
	36,545,530	217,287,654	42,171,199	236,934,278
Shares repurchased	(42,170,425)	(250,865,736)	(52,926,381)	(295,392,995)
Net decrease	(5,624,895)	$(33,578,082)	(10,755,182)	$(58,458,717)

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	15,373	$87,848	47,403	$248,356
Shares issued in connection with
reinvestment of distributions	24,695	141,967	54,869	295,691
	40,068	229,815	102,272	544,047
Shares repurchased	(450,893)	(2,598,260)	(894,616)	(4,836,499)
Net decrease	(410,825)	$(2,368,445)	(792,344)	$(4,292,452)

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	632,710	$3,631,852	3,256,270	$17,505,687
Shares issued in connection with
reinvestment of distributions	92,103	526,762	183,482	986,956
	724,813	4,158,614	3,439,752	18,492,643
Shares repurchased	(2,080,028)	(11,881,513)	(5,298,863)	(28,625,602)
Net decrease	(1,355,215)	$(7,722,899)	(1,859,111)	$(10,132,959)

68 High Yield Fund

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class M	Shares	Amount	Shares	Amount
Shares sold	17,600	$104,418	20,000	$110,600
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	17,600	104,418	20,000	110,600
Shares repurchased	(520,250)	(3,079,977)	(727,383)	(4,175,042)
Net decrease	(502,650)	$(2,975,559)	(707,383)	$(4,064,442)

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	820,608	$4,852,466	927,330	$5,228,186
Shares issued in connection with
reinvestment of distributions	119,137	702,843	155,168	857,343
	939,745	5,555,309	1,082,498	6,085,529
Shares repurchased	(1,041,137)	(6,167,483)	(2,291,378)	(12,816,981)
Net decrease	(101,392)	$(612,174)	(1,208,880)	$(6,731,452)

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	711,987	$4,483,224	677,403	$4,022,188
Shares issued in connection with
reinvestment of distributions	124,552	782,726	127,736	749,683
	836,539	5,265,950	805,139	4,771,871
Shares repurchased	(387,894)	(2,441,115)	(699,531)	(4,071,296)
Net increase	448,645	$2,824,835	105,608	$700,575

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	18,009,190	$113,486,084	34,894,135	$205,885,439
Shares issued in connection with
reinvestment of distributions	1,923,223	12,117,687	2,272,762	13,404,198
	19,932,413	125,603,771	37,166,897	219,289,637
Shares repurchased	(29,089,122)	(183,033,326)	(39,963,797)	(236,821,716)
Net decrease	(9,156,709)	$(57,429,555)	(2,796,900)	$(17,532,079)

High Yield Fund 69

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/20	cost	proceeds	income	of 11/30/21
Short-term investments
Putnam Short Term
Investment Fund*	$81,311,927	$368,066,979	$432,644,162	$41,369	$16,734,744
Total Short-term
investments	$81,311,927	$368,066,979	$432,644,162	$41,369	$16,734,744

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

70 High Yield Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$3,900,000
Warrants (number of warrants)	58,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$50,156	Payables	$—
Equity contracts	Investments	43	Payables	—
Total		$50,199		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$98,315	$98,315
Total	$98,315	$98,315

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$22,197	$22,197
Equity contracts	36,555	—	36,555
Total	$36,555	$22,197	$58,752

High Yield Fund 71

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	State Street Bank
	and Trust Co.	Total
Assets:
Forward currency contracts#	$50,156	$50,156
Total Assets	$50,156	$50,156
Liabilities:
Forward currency contracts#	—	—
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$50,156	$50,156
Total collateral received (pledged)†##	$—
Net amount	$50,156
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

72 High Yield Fund

Federal tax information (Unaudited)

The fund designated 1.42% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 1.52%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $39,770,828 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

High Yield Fund 73

## About the Trustees

### INDEPENDENT TRUSTEES

**Liaquat Ahamed**
*Born 1952, Trustee since 2012*
**Principal occupations during past five years:** Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.

**Other directorships:** Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

**Ravi Akhoury**
*Born 1947, Trustee since 2009*
**Principal occupations during past five years:** Private investor

**Other directorships:** Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

**Barbara M. Baumann**
*Born 1955, Trustee since 2010*
**Principal occupations during past five years:** President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

**Other directorships:** Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

**Katinka Domotorffy**
*Born 1975, Trustee since 2012*
**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

**Other directorships:** Director of the Great Lakes Science Center and of College Now Greater Cleveland.

**Catharine Bond Hill**
*Born 1954, Trustee since 2017*
**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

**Other directorships:** Director of Yale-NUS College and Trustee of Yale University.

**Paul L. Joskow**
*Born 1947, Trustee since 1997*
**Principal occupations during past five years:** The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

**Other directorships:** Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

**Kenneth R. Leibler**
*Born 1949, Trustee since 2006*
*Vice Chair from 2016 to 2018, and Chair since 2018*
**Principal occupations during past five years:** Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

**Other directorships:** Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

74 High Yield Fund

**George Putnam, III**

*Born 1951, Trustee since 1984*

**Principal occupations during past five years:** Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

**Other directorships:** Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

**Manoj P. Singh**

*Born 1952, Trustee since 2017*

**Principal occupations during past five years:** Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

**Other directorships:** Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

**Mona K. Sutphen**

*Born 1967, Trustee since 2020*

**Principal occupations during past five years:** Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

**Other directorships:** Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

## INTERESTED TRUSTEE

**Robert L. Reynolds***

*Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008*

**Principal occupations during past five years:** President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

**Other directorships:** Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Yield Fund 75

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

76 High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Independent Registered	Governance, Assistant Clerk,	Stephen J. Tate
Public Accounting Firm	and Assistant Treasurer	Vice President and
PricewaterhouseCoopers LLP		Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2021	$110,302	$ —	$7,538	$ —
November 30, 2020	$105,222	$ —	$7,538	$ —

For the fiscal years ended November 30, 2021 and November 30, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $272,437 and $353,380 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2021	$ —	$264,899	$ —	$ —
November 30, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2022